REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is entered into as of June 4, 2004 between Altair Nanotechnologies, Inc., a corporation organized under the laws of Canada (the "Company"), and Toyota on Western, Inc., a Illinois corporation ("Toyota"), in connection with that certain Settlement and Mutual Release Agreement dated as of June 4, 2004 among the Company and Toyota and Louis Schnur (the "Settlement Agreement").

         The parties hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms have the following meanings:

         "Affiliate" means, with respect to any person, any other person that directly or indirectly Controls, is Controlled by, or is under common Control with, that person.

         "Business Day" means a day, other than a Saturday or Sunday, on which banks in Reno, Nevada are open for the general transaction of business.

         "Common Stock" means the Company's common stock and any securities into which those shares may subsequently be reclassified.

         "Control" (including the terms "controlling", "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Investors" means Toyota and any Affiliate or permitted transferee of Toyota who is or becomes a party to this Agreement and holds Registrable Securities.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in that prospectus.

         "Register," "registered" and "registration" means a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below) and the declaration or ordering of effectiveness of the Registration Statement or document.

         "Registrable Securities" means (1) the Settlement Shares and (2) the 1,750,000 shares of Common Stock issued to Toyota on March 31, 2003 in a private placement and currently held by Toyota or its transferees and (3) the Warrant Shares.

         "Registration Statement" means a registration statement of the Company filed under the 1933 Act that covers the resale of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to that Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in that Registration Statement.

         "Required Investors" means the Investors holding a majority of the Registrable Securities.

         "SEC" means the U.S. Securities and Exchange Commission.

         "Settlement Shares" means the 100,000 shares of the Company's common stock issued to Toyota pursuant to the Settlement Agreement.

          "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Warrants" means the warrants represented by Warrant Certificate Nos. 2003B-1, 2003B-2 and 2003B-3 that were acquired by Toyota from the Company on March 31, 2003 in a private placement and currently held by Toyota or Toyota's transferees.

         "Warrant Shares" means the shares of Common Stock issuable upon the exercise of the Warrants.

         2. Registration.

                   (a) Registration Statement. Not later than 30 days following the date of the Settlement Agreement (the "Filing Deadline"), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on a form of registration statement that is then available to effect a registration for resale of the Registrable Securities) covering the resale of the Registrable Securities in an amount at least equal to the number of Registrable Securities. That Registration Statement will cover, to the extent allowable under the 1933 Act (including Rule
416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. If the Registration Statement is not filed with the SEC on or prior to the Filing Deadline, the Company will make payments to each Investor (pro rata based upon the number of Registrable Securities), as liquidated damages and not as a penalty, 525 shares per day for each day following the date by which the Registration Statement should have been filed for which no Registration Statement is filed. Those payments shall be in lieu of any other monetary damages the Investors may seek or obtain as a result of the respective delay; provided, however, nothing in this Agreement will prohibit the Investors from seeking specific performance of the Company's obligations under this Agreement.

                   (b) Expenses. The Company shall pay all expenses associated with the registration of the Registrable Securities, including filing and printing fees, the Company's counsel and accounting fees and expenses, fees and expenses (including reasonable counsel fees) associated with clearing the Registrable Securities for sale under applicable state securities or "blue sky" laws, listing fees, transfer taxes, fees of transfer agents and registrars, and fees. The Company shall not be required to pay any other fees or expenses of the

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

Schnur Parties in connection with the registration, including, without limitation, discounts, commissions, fees of counsel, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

                   (c) Effectiveness. The Company shall use its best efforts to have the Registration Statement declared effective as soon as practicable. The Company shall notify the Investors by facsimile or email as promptly as practicable after any Registration Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus. If
(A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC within 120 days after the Filing Deadline (the "Effectiveness Deadline") then the Company shall make to each Investor (pro rata based upon the number of Registrable Securities held by such Investor), as liquidated damages and not as a penalty, 525 shares per day for each day following the date by which such Registration Statement should have been effective. Those payments will be in lieu of any other monetary damages the Investors may seek or obtain as a result of the respective delay; provided, however, nothing in this Agreement will prohibit an Investor from seeking specific performance of the Company's obligations under this Agreement.

                   (d) Underwritten Offering. If the company elects, in its discretion, to engage an underwriter with respect to any offering pursuant to a Registration Statement, the Company is entitled to select an investment banker and manager to administer the offering, which investment banker or manager will be reasonably satisfactory to the Required Investors.

         3. Company Obligations. The Company shall use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and the Company will, as expeditiously as possible,

                   (a) use its best efforts to cause the Registration Statement to become effective and to remain continuously effective for a period (the "Effectiveness Period") that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by the Registration Statement, as amended from time to time, have been sold and (ii) the date on which the Settlement Shares may be sold pursuant to Rule 144(k);

                   (b) prepare and file with the SEC the amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities;

                   (c) (i) provide copies to and permit a single counsel designated by the Investor holding the largest amount of Registrable Securities (which shall be Jenkens & Gilchrist unless the Company is otherwise notified) to review the initial Registration Statement no fewer than four Business Days prior to the filing of the initial Registration Statement with the SEC and (ii) provide to that single counsel copies of all post-effective amendments and supplements to the Registration Statement.

                   (d) furnish to the Investors and their legal counsel (which may be by email or portable document format (PDF) file) (i) one copy of any Registration Statement and any amendment thereto and each preliminary prospectus

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

and Prospectus and each amendment or supplement thereto and (ii) the reasonably requested number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto;

                   (e) in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of the offering;

                   (f) use its commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and (ii) if an order is issued, obtain the withdrawal of the order at the earliest possible moment;

                   (g) prior to any public  offering of Registrable  Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of the Registrable Securities for offer and sale under the securities or blue sky laws of the jurisdictions requested by the Investors and do any and all other acts or things necessary or advisable to enable the distribution in those jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company is not required to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(g), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(g), or (iii) file a general consent to service of process in any jurisdiction;

                   (h) if applicable, list all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

                   (i) immediately notify the Investors, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any Investor, promptly prepare and furnish to that Investor a reasonable number of copies of a supplement to or an amendment of the Prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, that Prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement not misleading in light of the circumstances then existing;

                   (j) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act and take other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and

                   (k) with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after the date that all of the Settlement Shares may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) the date that the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Investor upon request, as long as that Investor owns any Registrable Securities,
(A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of those Registrable Securities without registration.

         4. Due Diligence Review; Information. The Company shall make available, during normal business hours, for inspection and review by the Investors, advisors to and representatives of the Investors, all financial and other records, all SEC filings and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of the review, and cause the Company's officers, directors and employees, within a reasonable time period, to supply all information reasonably requested by the Investors or any representative, advisor or underwriter in connection with the Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and the representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

         Except for disclosures to any Investor whose representative or Affiliate occupies a seat or has observation rights with respect to the board of directors of the Company or any of its subsidiaries, the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of the information the Company identifies the information as being material nonpublic information and provides the Investors, the advisors and representatives with the opportunity to accept or refuse to accept that material nonpublic information for review and any Investor wishing to obtain that information enters into an appropriate confidentiality agreement with the Company with respect thereto.

         5. Obligations of the Investors.

                   (a) Each Investor shall furnish in writing to the Company the information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of the Registrable Securities and shall execute the documents in connection with the registration as the Company may reasonably request. At least seven Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of the information the Company requires from that Investor if that Investor elects to have any of the Registrable Securities included in the Registration Statement. An Investor shall provide that information to the Company at least five Business Days prior to the first anticipated filing date

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

of the Registration Statement if that Investor elects to have any of the Registrable Securities included in the Registration Statement.

                   (b) Each Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder.

                   (c) In the event the Company, at the request of the Investors, decides to engage the services of an underwriter, each Investor agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of the offering and take other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities. The scope of any indemnification in favor of an underwriter shall be limited to the same extent as the indemnity provided in Section 6(b) hereof.

                   (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of an event pursuant to Section 3(i), the Investor shall immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering the Registrable Securities, until the Investor's receipt of the copies of the supplemented or amended prospectus filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession of the Prospectus covering the Registrable Securities current at the time of receipt of that notice.

                   (e) No Investor may participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of the underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions. Notwithstanding the foregoing, no Investor shall be required to make any representations to the underwriter, other than those with respect to itself and the Registrable Securities owned by it, including its right to sell the Registrable Securities, and any indemnification in favor of the underwriter by the Investors shall be several and not joint. The scope of any indemnification in favor of an underwriter shall be limited to the same extent as the indemnity provided in Section 6(b) hereof.

        6. Indemnification.

                   (a) Indemnification by the Company. The Company will indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls that Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as those losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or
(iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with the registration and will reimburse the Investor, and each officer, director, member, employee or agent and each controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case if and to the extent that the loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by that Investor or the controlling person in writing specifically for use in the Registration Statement or Prospectus.

                   (b) Indemnification by the Investors. In connection with any registration pursuant to the terms of this Agreement, each Investor will furnish to the Company in writing the information as the Company reasonably requests concerning the holders of Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that the untrue statement or omission is contained in any information furnished by the Investor to the Company specifically for inclusion in the Registration Statement or Prospectus or amendment or supplement thereto.

                   (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of the claim, but the fees and expenses of that counsel shall be at the expense of that person unless (a) the indemnifying party has agreed to pay those fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of the claim and employ counsel reasonably satisfactory to that person or (c) in the reasonable judgment of that person, based upon written advice of its counsel, a conflict of interest exists between that person and the indemnifying party with respect to the claims (in which case, if the person notifies the indemnifying party in writing that the person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of the claim on behalf of that person); and provided, further, that


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

the failure of any indemnified party to give notice promptly as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the failure to give notice promptly shall materially adversely affect the indemnifying party in the defense of the claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all the indemnified parties. No indemnifying party will, except with the consent of the indemnified party, not to be unreasonably withheld, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect of the claim or litigation.

                   (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in that proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of the fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the net proceeds (net of all expenses paid by that holder in connection with any claim relating to this Section 6 and the amount of any damages the holder has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to the contribution obligation (or that could be received by the Investor upon the sale of the Registrable Securities included in the Registration Statement at fair market value on the date of determination of liability to the extent any Registrable Securities remain unsold).

         7. Miscellaneous.

                   (a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Investors. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to the amendment, action or omission to act, of the Required Investors.

                   (b) Notices. All notices and other communications provided for or permitted hereunder shall be in writing, shall specifically refer to this Agreement, and shall be delivered or transmitted by reliable overnight courier or other reliable delivery service, and shall be addressed to the party at the address set forth on the signature page hereof.

                   (c) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by that Investor to that person, provided that that Investor complies with all laws applicable thereto, provides written notice of assignment to the Company promptly after the assignment is effected and the assignee executes a counterpart to this Agreement assuming all rights and obligations of an Investor hereunder.

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

                   (d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company without the prior written consent of the Required Investors, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation, without the prior written consent of the Required Investors, after notice duly given by the Company to each Investor; provided that such successor corporation assumes the Company's obligations hereunder.

                   (e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                   (f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

                   (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                   (h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and the prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law that renders any provisions hereof prohibited or unenforceable in any respect.

                   (i) Further Assurances. The parties shall execute and deliver all further instruments and documents and take all other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                   (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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

                   (k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Nevada without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts of the State of Nevada for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.


         [Remainder of page intentionally blank; signature page follows]


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



         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

                          ALTAIR NANOTECHNOLOGIES, INC.


                            By: /s/ Edward Dickinson
                                   ---------------------------------------------
                             Name: Edward Dickinson
                                   ---------------------------------------------
                         Title: Chief Financial Officer
                                   ---------------------------------------------

                          Address:         Altair Nanotechnologies, Inc.
                                           204 Edison Way
                                           Reno, Nevada  89502
                                           Attn:  Corporate Secretary
                            Facsimile: (775) 856-1619

                             TOYOTA ON WESTERN, INC.


                              By: /s/ Louis Schnur
                                   ---------------------------------------------
                          Name:    Louis Schnur
                                   ---------------------------------------------
                          Title:   President
                                   ---------------------------------------------


                          Address:          Toyota On Western
                                            6941 South Western Avenue
                                            Chicago, Illinois  60636
                            Facsimile: (773) 776-4584




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